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                                                                   EXHIBIT 10.11

                    WATER PURCHASE AGREEMENT #3 (REVISION #2)

This Agreement is made this 29th December, 2000 by and between:

CONSOLIDATED WATER CO. LTD.               a Cayman Islands company having its
(formerly CAYMAN WATER COMPANY            principal office at Trafalgar Place,
LIMITED),                                 West Bay Road, Grand Cayman,
                                          British West Indies (herein "the
                                          CUSTOMER"), and

OCEAN CONVERSION (CAYMAN) LIMITED,        a Cayman Islands company having its
                                          principal office at GKF Warehouses,
                                          Nixon Way, George Town, Grand
                                          Cayman, British West Indies (herein
                                          "OCL").

WHEREAS:

A. By an agreement dated 23rd May 1989 (herein "the Original Agreement"), between the CUSTOMER and Reliable Water Company, Inc. (herein "RELIABLE"), RELIABLE agreed to construct, supply, and operate a Reverse Osmosis Water Desalination Plant to produce potable water for the CUSTOMER for the term ending 31st December 1994, at which time the Plant would be handed over to the CUSTOMER against payment of the balance of the purchase price by the CUSTOMER.

B. By an Assignment Agreement dated 6th September 1989, as amended, RELIABLE assigned the benefits and OCL assumed the obligations of RELIABLE under the Original Agreement.

C. By an agreement dated the 27th October 1992 (herein "the Water Purchase Agreement"), between the CUSTOMER and OCL, the Original Agreement was cancelled and replaced by the Water Purchase Agreement, which, inter-alia, extended the term of the water supply until 31st December 1999, and expanded the capacity of the Plant to 850,000 US gallons per day.

D. By an agreement dated 14th October 1993 (herein "the Water Purchase Agreement #2"), between the CUSTOMER and OCL, the Water Purchase Agreement was cancelled and replaced by the Water Purchase Agreement #2, which, inter-alia, expanded the capacity of the Plant to 975,000 US gallons per day.

E. By a notice, dated 22nd June 1994, made under the Water Purchase Agreement #2 from the CUSTOMER to OCL, OCL was required to expand the capacity of the Plant to 1,100,000 US gallons per day by 21st October 1994.

F. By an agreement dated 21st October 1994 (herein "the Water Purchase Agreement #3"), between the CUSTOMER and OCL, the Water Purchase Agreement #2 was





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     cancelled and replaced by the Water Purchase Agreement #3, which, inter-alia, resulted in a term expiring on 31st December, 2004.

G. By an agreement dated 10th January 1995 (herein "Revision #1"), between the CUSTOMER and OCL, the Water Purchase Agreement #3 was amended to correct an error in the inflation adjustment formula.

H. The parties to the Water Purchase Agreement #3, as amended by Revision #1 (herein "The Agreement"), wish to expand the capacity of the Plant to 1,200,000 US gallons per day by 31st March 2001, and Clause 7.10 of the Agreement requires that a formal agreement be entered into to modify the Agreement.

The parties agree that:

1)       AMENDMENT OF AGREEMENT

         The CUSTOMER and OCL agree to the following changes to the Agreement, and that such changes shall be effective as of the date of this Revision #2.

         a) Plant Capacity - Clause 3.1 is replaced in its entirety with the following text:

                  "The Plant shall have a capacity of 1,100,000 gallons per day up to 31st March, 2001 and 1,200,000 gallons per day thereafter (here "the Plant Capacity").

         b) DUTIES, TAXES, AND FEES - Clause 4.3.4 is added after Clause 4.3.3, with the following text:

                  " The CUSTOMER must pay all customs or import duties and taxes and government fees, if any, payable in respect of materials imported for expansion of the Plant from 1,100,000 to 1,200,000 gallons per day."

         c) MINIMUM WATER QUANTITY - The text "1,100,000 gallons" in the first sentence of Clause 4.13.1 is replaced in its entirety with the following text:

                  "the per diem Plant Capacity as defined in Clause 3.1"

         d) PERFORMANCE TESTING - The text "of 1,100,000 gallons per day" in the first sentence of Clause 4.14.1 is replaced in its entirety with the following text:

                  "equal to the Plant Capacity, as defined by Clause 3.1,"

         e) OWNERSHIP OF THE PLANT - The last sentence of Clause 6.3 is replaced in its entirety with the following text:

                  "The CUSTOMER and OCL confirm that as of November 30, 2000 OCL has received the total amount of US$3,403,040.58 towards the purchase of the Plant."

         f) PAYMENT FOR EXPANSION - Clause 6.6 is added after Clause 6.5, with the following text:


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                  "The CUSTOMER shall pay OCL the amount of US$83,100 within 15 days of the Plant passing a Performance Testing in accordance with Clause 4.14.1 demonstrating a capacity of 1,200,000 gallons per day."

         g)       NOTICE - The addresses for notice to the parties under Clause
                  7.9 are as follows:

                  "CONSOLIDATED WATER CO. LTD.
                  P.O. Box 1114 GT
                  Trafalgar Place, West Bay
                  Grand Cayman
                  British West  Indies
                  Fax: 947-4191

                  OCEAN CONVERSION (CAYMAN) LIMITED
                  P.O. Box 30614 SMB
                  GKF Warehouses, Nixon Way
                  George Town, Grand Cayman
                  British West Indies
                  Fax: 945-5105"

2)       EGL GUARANTEE

         Clause 5.4 of the Guarantee provided by Edmund Gibbons Ltd. (herein "EGL") in accordance with Clause 7.1.2 of the Agreement requires that any variation of the Agreement be approved in writing by EGL, otherwise the Guarantee will cease and be of no further effect.

         Accordingly, EGL has signed below, indicating its approval of the change to the Agreement contained herein.

         IN WITNESS whereof this Agreement has been executed the day and year first hereinbefore written.

         Signed for and on behalf of           CONSOLIDATED WATER CO. LTD.
         Consolidated Water Co. Ltd.
         in the presence of:                   Per /s/ Jeffrey M. Parker
                                                  ------------------------
                                                  Jeffrey M. Parker
         /s/ Frederick W. McTaggart               Chairman of the Board
         --------------------------------
         Witness



         Signed for and on behalf of           OCEAN CONVERSION (CAYMAN) LIMITED
         Ocean Conversion (Cayman) Limited
         in the presence of:                   Per /s/ William T. Andrews
                                                  ------------------------
         /s/  illegible                           William T. Andrews
         --------------------------------         Managing Director




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By its execution below on the day and year first hereinbefore written, Edmund
Gibbons Ltd. Hereby approves the changes to the Water Purchase Agreement #3 contained herein and that such changes will have no effect upon the Guarantee provided in connection with such Agrement.

SIGNED for and on behalf of                 )        EDMUND GIBBONS LTD.
EDMUND GIBBONS LTD. by                      )
James L. Gibbons, Director, and             )
Peter Hardy, Secretary,                     )
in the presence of:-                        )        Per: /s/ James L. Gibbons
                                            )             ----------------------
                                            )             Director
                                            )
/s/ illegible                               )
- ---------------------------                 )        Per: /s/ Peter Hardy
Witness                                                   ----------------------
                                                          Secretary







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